UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 20, 2011
Brooks Automation, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25434	04-3040660

(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

15 Elizabeth Drive, Chelmsford, MA	01824

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (978) 262-2400
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On April 20, 2011, Brooks Automation, Inc. (“Brooks”) entered into a Master Purchase and Sale Agreement (the “Asset Sale Agreement”) with Celestica Oregon LLC (“Celestica Oregon”), 2281302 Ontario Inc. (“Celestica Ontario” and together with Celestica Oregon, the “Buyers”) and, solely for the limited purposes set forth in the Asset Sale Agreement, Celestica Inc. (“Celestica Parent”). Pursuant to the Asset Sale Agreement, Brooks has agreed to sell the assets related to Brooks’ extended factory contract manufacturing business (the “Business”) to the Buyers and the Buyers have agreed to assume certain liabilities related to the Business (the “Asset Sale”). The Business includes, among other things, all of Brooks’ equity interest in Brooks Automation Limited, a limited liability company organized under the laws of Hong Kong and a wholly owned subsidiary of Brooks, which in turn owns all of the outstanding shares of capital stock of Brooks Automation (Wuxi) Limited, a wholly foreign owned enterprise established in Wuxi, Jiangsu Province, People’s Republic of China.
     Brooks and the Buyers currently expect the Asset Sale to be completed during the third quarter of fiscal 2011 (the “Closing”). At the Closing, the Buyers will pay Brooks a total purchase price of $78,000,000 in cash, subject to a working capital normalizing adjustment, plus an amount equal to the cash balances held by Brooks Automation (Wuxi) Limited and Brooks Automation Limited, limited to a maximum of $4,000,000. Brooks and the Buyer will also enter into certain commercial supply and license agreements at the Closing which will govern the ongoing relationship between the Buyers and Brooks going forward. Pursuant to those agreements, Brooks will supply the Buyers with certain products and will license certain intellectual property needed to run the Business to the Buyers and the Buyers will supply certain products to Brooks. Celestica Parent has agreed to guarantee to Brooks the performance by each of Celestica Oregon and Celestica Ontario of all their obligations set forth in the Asset Sale Agreement and to be held jointly and severally liable with each of Celestica Oregon and Celestica Ontario for all of their obligations set forth in the Asset Sale Agreement.
     Within the Asset Sale Agreement, Brooks and the Buyer have made customary representations, warranties and covenants in connection with the Asset Sale. The obligations of Brooks and the Buyer to consummate the Asset Sale are subject to the satisfaction or waiver of customary conditions, including, among other things, obtaining certain third party customer consents and retaining the services of certain employees of the Business, as set forth in the Asset Sale Agreement. The Asset Sale Agreement also provides each of Brooks and the Buyer with limited termination rights. Subject to certain exceptions, terms and limitations described in the Asset Sale Agreement, Brooks and the Buyer have agreed to indemnify and hold each other harmless against, any and all debts, obligations and other liabilities, monetary damages, fines, penalties, costs and expenses, including reasonable attorneys’ fees and expenses, (“Damages”), resulting from any breach of representation or warranty to the other party or the failure of the other party to perform any covenant or agreement contained the Asset Sale Agreement, among other things. In addition, Brooks has agreed to indemnify the Buyers for any Damages resulting from or constituting liabilities of the Business that the Buyers did not specifically agree to assume in the Asset Sale Agreement, and the Buyers have agreed to indemnify Brooks for any Damages resulting from the conduct of the Business or the use of the assets acquired by the Buyers in the Asset Sale from and after the Closing. All claims for indemnification, if any, must be made according to the terms and procedures set forth in the Asset Sale Agreement. Under the terms of the Asset Sale Agreement, starting at the Closing, Brooks, the Buyers and Celestica Parent will be subject to certain non-solicitation restrictions with respect to each other’s employees and, in addition, Brooks will be subject to certain non-solicitation restrictions with respect to customers of the Business. Brooks will also be subject to a non-competition restriction that will prevent Brooks and its subsidiaries from engaging in the manufacture of equipment front-end modules, load ports, vacuum process modules or robots or sub-components to robots, including end effectors, arms and software based on the designs and specifications of any third party except in each case to the extent that such manufacturing is performed in connection with a larger system, that is wholly or substantially designed or developed based on (or are covered by) intellectual property owned by Brooks or for which Brooks has a license or other right to use for purposes other than to manufacture to the licensor’s designs or specifications.
     The foregoing descriptions of the Asset Sale Agreement and the Asset Sale do not purport to be complete and are qualified in their entirety by reference to the Asset Sale Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
     The Asset Sale Agreement contains representations and warranties that Brooks and the Buyer made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Asset Sale Agreement between Brooks and the Buyer and may be subject to important qualifications and limitations agreed to by Brooks and the Buyer in connection with negotiating the terms of the Asset Sale Agreement. In addition, such representations and warranties: (i) may not be accurate or complete as of any specified date; (ii) are modified and qualified in important part by the underlying disclosure schedules; (iii) may be subject to a contractual standard of materiality different from those generally applicable to investors; or (iv) may have been used for the purpose of allocating risk between the parties to the Asset Sale Agreement, rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Asset Sale Agreement, which subsequent information may or may not be fully reflected in Brooks’ public disclosures. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information.
Item 2.02 Results of Operations and Financial Condition.
     On April 21, 2011, Brooks Automation, Inc. updated its previously announced guidance regarding its financial results for the fiscal quarter ended March 31, 2011. A copy of the press release is attached hereto as Exhibit 99.1.
     Limitation on Incorporation by Reference. The information in this Item 2.02 and in Item 9.01 of this Current Report, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
     Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.
Item 8.01 Other Events.
     On April 21, 2011, Brooks issued a press release announcing, among other things, the execution of the Asset Sale Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.
Date: April 26, 2011	/s/ Jason W. Joseph
Jason W. Joseph
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Master Purchase and Sale Agreement, dated as of April 20, 2011, by and among Brooks Automation, Inc., Celestica Oregon LLC, 2281302 Ontario Inc. and, for the limited purposes set forth therein, Celestica Inc.

99.1	Press Release dated April 21, 2011

(1)	The schedules to the Master Purchase and Sale Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Brooks will furnish copies of any of such schedules to the Securities and Exchange Commission upon request.